Income Taxes	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 22: INCOME TAXES
Marshall Islands, Greece, Malta, Liberia, Panama and Malta, do not impose a tax on international shipping income. Under the laws of Marshall Islands, Greece, Liberia and Panama the countries of the companies' incorporation and vessels' registration, the companies are subject to registration and tonnage taxes which have been included in vessel operating expenses in the accompanying consolidated statements of income.
Certain of the Company's subsidiaries are registered as Law 89 companies in Greece. These Law 89 companies are exempt from Greek income tax on their income derived from certain activities related to shipping. Since all the Law 89 companies conduct only business activities that qualify for the exemption of Greek income tax, no provision has been made for Greek income tax with respect to income derived by these Law 89 companies from their business operations in Greece.

In accordance with the currently applicable Greek law, foreign flagged vessels that are managed by Greek or foreign ship management companies having established an office in Greece are subject to duties towards the Greek state which are calculated on the basis of the relevant vessel's tonnage. The payment of said duties exhausts the tax liability of the foreign ship owning company and the relevant manager against any tax, duty, charge or contribution payable on income from the exploitation of the foreign flagged vessel.

          Additionally, under a new tax bill ratified on January 14, 2013, an annual contribution, applying only to fiscal years 2012-2015, was imposed on offices or branches of foreign enterprises that have been established in Greece and are engaged in the exploitation, chartering, insurance, average (damage) settlements, purchase, chartering or shipbuilding brokerage, or chartering or insurance of ships under Greek or foreign flag, as well as the representation of ship-owner companies or undertakings, whose object is identical to the abovementioned activities. This contribution is imposed on the total amount of imported foreign exchange, calculated on a minimum $50.

      In Belgium profit from ocean shipping is taxable based on the tonnage of the sea-going vessels from which the profit is obtained (“tonnage tax”).

Pursuant to Section 883 of the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operation of ships is generally exempt from U.S. income tax if the company operating the ships meets certain incorporation and ownership requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations. All the Company's ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. Subject to proposed regulations becoming finalized in their current form, management of the Company believes by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the second criterion can also be satisfied based on the trading volume and ownership of the Company's shares, but no assurance can be given that this will remain so in the future.
The tax expense reflected in the Company's consolidated financial statements for the year ended December 31, 2013 and 2012 is mainly attributable to Navios Holdings' subsidiaries in South America, which are subject to the Argentinean, Brazilian and Paraguayan income tax regime.
CNSA is located in a tax free zone and is not liable to income or other tax. Navios Logistics' operations in Uruguay are exempted from income taxes.
Income tax liabilities of the Argentinean companies for the current and prior periods are measured at the amount expected to be paid to the taxation authorities, using a tax rate of 35% on the taxable net income. Tax rates and tax laws used to assess the income tax liability are those that are effective on the close of the fiscal period. Additionally, at the end the fiscal year, Argentinean companies in Argentina have to calculate an assets tax (“Impuesto a la Ganancia Minima Presunta” or Alternative Minimum Tax). This tax is supplementary to income tax and is calculated by applying the effective tax rate of 1% over the gross value of the corporate assets (based on tax law criteria). The subsidiaries' tax liabilities will be the higher of income tax or Alternative Minimum Tax. However, if the Alternative Minimum Tax exceeds income tax during any fiscal year, such excess may be computed as a prepayment of any income tax excess over the Alternative Minimum Tax that may arise in the next ten fiscal years.
Under the tax laws of Argentina, the subsidiaries of the Company in that country are subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 4.9% for the year ended December 31, 2013 (4.72% for 2012).
There are two possible options to determine the income tax liability of Paraguayan companies. Under the first option income tax liabilities for the current and prior periods are measured by applying the tax rate of 10% on the fiscal profit and loss. 50% of revenues derived from international freights are considered Paraguayan sourced (and therefore taxed) if carried between Paraguay and Argentina, Bolivia, Brazil or Uruguay, Alternatively, only 30% of revenues derived from international freights are considered Paraguayan sourced. Companies whose operations are considered international freights can choose to pay income taxes on their revenues at an effective tax rate of 1% on such revenues, without considering any other kind of adjustments. Fiscal losses, if any, are neither deducted nor carried forward.

The corporate income tax rate in Brazil and Paraguay is 34% and 10%, respectively, for the year ended December 31, 2013.

During the year ended December 31, 2013, Navios Logistics decided to merge certain subsidiaries in Paraguay. As a result of the expected merger, Navios Logistics will distribute specifically identified earnings, which will be offset by retained net losses of $43,475. Navios Logistics' decision to merge the subsidiaries resulted in a one-off income tax benefit in deferred income tax of $4,333.

The Company's deferred taxes as of December 31, 2013 and 2012, relate primarily to deferred tax liabilities on acquired intangible assets recognized in connection with the Horamar acquisition.
As of January 1, 2007, the Company adopted the provisions of FASB for Accounting for Uncertainty in Income Taxes. This guidance requires application of a more likely than not threshold to the recognition and derecognition of uncertain tax positions. This guidance permits the Company to recognize the amount of tax benefit that has a greater that 50 % likelihood of being ultimately realized upon settlement. It further requires that a change in judgment related to the expected ultimate resolution of uncertain tax positions be recognized in earnings in the quarter of such change. Kleimar's open tax years are 2006 and onwards. Argentinean companies have open tax years ranging from 2006 and onwards and Paraguayan and Brazilian companies have open tax years ranging from 2008 and onwards. In relation to these open tax years, the Company believes that there are no material uncertain tax positions.